UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

AEROGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-31913	33-0488580
(Commission File No.)	(IRS Employer Identification No.)

2071 Stierlin Court, Suite 100 Mountain View, CA 94043
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 864-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On April 1, 2005, Jane Shaw, Chairman of Aerogen, Inc. (the “Company”)  delivered a letter (the “Letter”) to Mitchell Kaye of Xmark Funds, responding to a letter from Mr. Kaye to the Aerogen Board of Directors dated March 29, 2005 which had been filed as an exhibit to Amendment No. 3 to a Form 13D filed by Xmark Funds on March 30, 2005.   A copy of the Letter is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in Item 8.01 of this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 8.01 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Aerogen, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits:

99.1                             Letter, dated April 1, 2005, from Jane E. Shaw, Chairman of the Board of Directors of Aerogen, Inc., to Mitchell Kaye of Xmark Funds.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEROGEN, INC.

Dated: April 1, 2005	By:	/s/ Robert S. Breuil
	Name:	Robert S. Breuil
	Title:	Chief Financial Officer and Vice President of Corporate Development

EXHIBITS

99.1                             Letter, dated April 1, 2005, from Jane E. Shaw, Chairman of the Board of Directors of Aerogen, Inc., to Mitchell Kaye of Xmark Funds.